Exhibit 99.2
Blucora, Inc.
Supplemental Information
June 30, 2017

Blucora Consolidated Financial Results (1)

(in thousands except %s and per share amounts, rounding differences may exist)	2015		2016						2017
	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31		1Q	2Q
	pro forma		as reported	as reported	as reported	as reported	as reported		as reported	as reported
Segment revenue:
Wealth Management (1)	$319,739		$77,291	$76,117	$80,088	$83,050	$316,546		$82,667	$85,296
Tax Preparation (2)	117,708		88,474	43,991	3,149	3,751	139,365		99,708	53,866
Total	$437,447		$165,765	$120,108	$83,237	$86,801	$455,911		$182,375	$139,162
Segment income (loss): (3)
Wealth Management (1)	$42,997		$10,906	$9,924	$11,628	$13,838	$46,296		$11,853	$12,406
Tax Preparation (2)	56,984		47,573	29,796	(4,382)	(6,090)	66,897		53,133	36,515
Total	$99,981		$58,479	$39,720	$7,246	$7,748	$113,193		$64,986	$48,921
Segment income (loss) % of revenue:
Wealth Management (1)	13%		14%	13%	15%	17%	15%		14%	15%
Tax Preparation (2)	48%		54%	68%	(139)%	(162)%	48%		53%	68%
Total	23%		35%	33%	9%	9%	25%		36%	35%
Unallocated corporate operating expenses (3)	$17,750		$4,699	$4,460	$4,907	$4,933	$18,999		$6,773	$6,463
Adjusted EBITDA	$82,231		$53,780	$35,260	$2,339	$2,815	$94,194		$58,213	$42,458
Other unallocated operating expenses: (3)
Stock-based compensation (4)	$13,591		$4,229	$3,023	$3,364	$3,512	$14,128		$2,565	$2,737
Acquisition-related costs	—		—	391	—	—	391		—	—
Depreciation	4,613		1,122	1,127	1,137	1,159	4,545		1,134	1,059
Amortization of acquired intangible assets (4)	40,851		8,983	8,365	8,346	8,449	34,143		8,336	8,336
Restructuring	—		—	—	—	3,870	3,870		2,289	331
Operating income (loss)	$23,176		$39,446	$22,354	$(10,508)	$(14,175)	$37,117		$43,889	$29,995
Unallocated other income/loss: (3)
Interest income	$(609)		$(25)	$(11)	$(18)	$(27)	$(81)		$(20)	$(25)
Interest expense (5)	37,059		9,191	8,381	7,824	7,028	32,424		6,436	5,529
Amortization of debt issuance costs (5)	1,894		610	417	413	400	1,840		387	327
Accretion of debt discounts (5)	4,880		1,406	1,094	1,099	1,091	4,690		1,085	755
(Gain) loss on debt extinguishment (6)	—		(3,843)	997	2,205	1,677	1,036		1,780	17,801
Other (income) loss, net	(1,290)		175	38	(70)	(271)	(128)		40	(187)
Total	$41,934		$7,514	$10,916	$11,453	$9,898	$39,781		$9,708	$24,200
Income (loss) from continuing operations before income taxes	$(18,758)		$31,932	$11,438	$(21,961)	$(24,073)	$(2,664)		$34,181	$5,795
Income tax (benefit) expense: (3) (7)
Cash	$2,200		$1,064	$600	$775	$78	$2,517		$311	$(626)
Non-cash (8)	(9,422)		10,579	5,193	(9,312)	(10,262)	(3,802)		3,160	2,941
Total	$(7,222)		$11,643	$5,793	$(8,537)	$(10,184)	$(1,285)		$3,471	$2,315
GAAP income (loss) from continuing operations (9)	$(11,536)		$20,289	$5,645	$(13,424)	$(13,889)	$(1,379)		$30,710	$3,480
GAAP income (loss) from continuing operations per share - diluted	$(0.28)		$0.48	$0.13	$(0.33)	$(0.34)	$(0.05)		$0.67	$0.07

GAAP discontinued operations, net of income taxes (10)	$(27,348)		$2,522	$(19,975)	$(40,528)	$(5,140)	$(63,121)		$—	$—
GAAP impact of noncontrolling interests (9)	—		(144)	(115)	(167)	(232)	(658)		(126)	(176)
GAAP net income (loss) attributable to Blucora, Inc.	$(38,884)		$22,667	$(14,445)	$(54,119)	$(19,261)	$(65,158)		$30,584	$3,304

Non-GAAP net income (loss)	$36,950		$39,286	$23,424	$(10,142)	$(7,472)	$45,096		$47,407	$32,947
Non-GAAP net income (loss) per share - diluted	$0.88	(11)	$0.94	$0.55	$(0.24)	$(0.18)	$1.06	(12)	$1.04	$0.70

Outstanding Shares	40,954		41,245	41,495	41,711	41,845	41,845		42,635	44,681
Basic shares - GAAP	40,959		41,171	41,405	41,635	41,766	41,494		42,145	43,644
Diluted shares - GAAP	40,959		41,610	42,298	41,635	41,766	41,494		45,428	46,937
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)	As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year.

(3)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, acquisition-related costs, depreciation, amortization of acquired intangible assets, restructuring, other income/loss, or income taxes to the reportable segments.  The general and administrative costs are included in "Unallocated corporate operating expenses." In addition, "Unallocated corporate operating expenses" for the pro forma 2015 results exclude transaction costs related to the HD Vest acquisition and CEO separation-related costs.

(4)	Includes stock-based compensation for Blucora share-based award grants to HD Vest employees and amortization of the definite-lived intangible assets identified in the HD Vest acquisition.

(5)
Excludes interest expense and amortization of debt-related costs associated with the TaxAct 2013 credit facility and HD Vest's previous debt facility, both of which were paid off at the acquisition date, and includes similar expenses associated with the TaxAct - HD Vest 2015 credit facility that was used to finance the HD Vest acquisition.

(6)
1Q16 gain on debt extinguishment related to the repurchase of a portion of the Convertible Senior Notes below par value, offset by a loss on debt extinguishment related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility, which resulted in the acceleration of a portion of the unamortized discount and debt issuance costs. 2Q16, 3Q16, 4Q16, 1Q17, and 2Q17 loss on debt extinguishment related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility during each of those quarters. 2Q17 loss on debt extinguishment also related to the redemption of all of the Convertible Senior Notes and pay-off of the remaining TaxAct - HD Vest 2015 credit facility, resulting in the write-off of the remaining unamortized debt discount and issuance costs.

(7)	Pro forma excludes historical tax expense and includes tax expense using an effective tax rate of 38.5% with anticipated cash taxes of $2.2 million, given expected net operating loss utilization.

(8)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

(9)
GAAP income (loss) from continuing operations excludes the impact of noncontrolling interests associated with HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income (loss) from continuing operations.

(10)
On October 14, 2015, Blucora announced plans to divest of the Search and Content and E-Commerce businesses. Accordingly, our financial condition, results of operations, and cash flows reflect the Search and Content and E-Commerce businesses as discontinued operations for all periods presented. On August 9, 2016, we closed on an agreement with OpenMail, under which OpenMail acquired substantially all of the assets and assumed certain specified liabilities of the Search and Content business for $45.2 million. On November 17, 2016, we closed on an agreement with YFC, under which YFC acquired the E-Commerce business for $40.5 million. As a result, we recognized a combined loss on sale of discontinued operations before income taxes of $73.8 million in FY 2016.

(11)	Calculation in FY 2015 used 41,861,000 diluted shares due to non-GAAP net income.

(12)	Calculation in FY 2016 used 42,686,000 diluted shares due to non-GAAP net income.

Blucora Reconciliation of Non-GAAP Financial Measures (1) (2)

	2015	2016					2017
(in thousands except per share amounts, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
	pro forma	as reported	as reported	as reported	as reported	as reported	as reported	as reported
Adjusted EBITDA
Net income (loss) attributable to Blucora, Inc. (3)	$(38,884)	$22,667	$(14,445)	$(54,119)	$(19,261)	$(65,158)	$30,584	$3,304
Stock-based compensation	13,591	4,229	3,023	3,364	3,512	14,128	2,565	2,737
Depreciation and amortization of acquired intangible assets	45,464	10,105	9,492	9,483	9,608	38,688	9,470	9,395
Restructuring	—	—	—	—	3,870	3,870	2,289	331
Other loss, net	41,934	7,514	10,916	11,453	9,898	39,781	9,708	24,200
Net income attributable to noncontrolling interests	—	144	115	167	232	658	126	176
Income tax expense	(7,222)	11,643	5,793	(8,537)	(10,184)	(1,285)	3,471	2,315
Discontinued operations, net of income taxes	27,348	(2,522)	19,975	40,528	5,140	63,121	—	—
Acquisition-related costs	—	—	391	—	—	391	—	—
Adjusted EBITDA	$82,231	$53,780	$35,260	$2,339	$2,815	$94,194	$58,213	$42,458
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc. (3)	$(38,884)	$22,667	$(14,445)	$(54,119)	$(19,261)	$(65,158)	$30,584	$3,304
Discontinued operations, net of income taxes	27,348	(2,522)	19,975	40,528	5,140	63,121	—	—
Stock-based compensation	13,591	4,229	3,023	3,364	3,512	14,128	2,565	2,737
Amortization of acquired intangible assets	40,851	8,983	8,365	8,346	8,449	34,143	8,336	8,336
Accretion of debt discount on Convertible Senior Notes	3,866	963	885	901	917	3,666	934	633
Accelerated accretion of debt discount on Convertible Senior Notes repurchased	—	1,628	—	—	—	1,628	—	—
Gain on Convertible Senior Notes repurchased	—	(7,724)	—	—	—	(7,724)	—	—
Write-off of debt discount and debt issuance costs on terminated Convertible Senior Notes	—	—	—	—	—	—	—	6,715
Write-off of debt discount and debt issuance costs on closed TaxAct - HD Vest 2015 credit facility		—	—	—	—	—	—	9,593
Acquisition-related costs	—	—	391	—	—	391	—	—
Restructuring	—	—	—	—	3,870	3,870	2,289	331
Impact of noncontrolling interests	—	144	115	167	232	658	126	176
Cash tax impact of adjustments to GAAP net income	(400)	339	(78)	(17)	(69)	175	(587)	(1,819)
Non-cash income tax (benefit) expense	(9,422)	10,579	5,193	(9,312)	(10,262)	(3,802)	3,160	2,941
Non-GAAP net income (loss)	$36,950	$39,286	$23,424	$(10,142)	$(7,472)	$45,096	$47,407	$32,947

Non-GAAP net income (loss) per share	$0.88	$0.94	$0.55	$(0.24)	$(0.18)	$1.06	$1.04	$0.70
Diluted shares	41,861	41,610	42,298	41,635	41,766	42,686	45,428	46,937

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)
For definitions of these non-GAAP financial measures and their relationship to our GAAP financial statements, please see Note 1 to our Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measures in exhibit 99.1 to the July 27, 2017 Current Report on Form 8-K. Effective with 1Q16, we define Non-GAAP Net Income (Loss) to exclude the impact of noncontrolling interests from the HD Vest acquisition that we began recognizing in 1Q16, as well as the gain on Convertible Senior Notes repurchased in 1Q16 (which we repurchased below par value) and the related accelerated accretion of debt discount. Acquisition-related costs include professional services fees and other direct transaction costs and changes in the fair value of contingent consideration liabilities related to acquired companies. The SimpleTax acquisition included contingent consideration, for which the fair value of that liability was revalued in 2Q16. Restructuring costs relate to the upcoming move of our corporate headquarters, which was announced in 4Q16. In connection with a debt refinancing in 2Q17, we redeemed all of the Convertible Senior Notes and paid-off the remaining TaxAct - HD Vest 2015 credit facility, resulting in the write-off of the remaining unamortized debt discount and issuance costs. Consequently, the Convertible Senior Notes were terminated, and the TaxAct - HD Vest 2015 credit facility was closed.

(3)	As presented in the Blucora Consolidated Financial Results (unaudited) on page 2.

Blucora Net Leverage Ratio

	2015		2016										2017
(in thousands except ratio, rounding differences may exist)	FY 12/31		1Q		2Q		3Q		4Q		FY 12/31		1Q		2Q
CASH:
Cash and cash equivalents	$55,473		$67,955		$74,273		$71,165		$51,713		$51,713		$74,609		$78,312
Available-for-sale investments	11,301		11,642		7,821		4,492		7,101		7,101		160		—
	$66,774		$79,597		$82,094		$75,657		$58,814		$58,814		$74,769		$78,312
DEBT:
Senior secured credit facility	$—		$—		$—		$—		$—		$—		$—		$360,000
TaxAct - HD Vest 2015 credit facility	400,000		360,000		340,000		295,000		260,000		260,000		222,000		—
Convertible Senior Notes	201,250		172,859		172,859		172,859		172,859		172,859		172,859		—
Note payable, related party	6,400		6,400		6,400		6,400		3,200		3,200		3,200		3,200
	$607,650		$539,259		$519,259		$474,259		$436,059		$436,059		$398,059		$363,200

NET DEBT FROM CONTINUING OPERATIONS	$(540,876)		$(459,662)		$(437,165)		$(398,602)		$(377,245)		$(377,245)		$(323,290)		$(284,888)

OTHER:
Add: Escrow receivable (1)	$20,000		$—		$—		$—		$—		$—		$—		$—

TOTAL NET DEBT FROM CONTINUING OPERATIONS	$(520,876)		$(459,662)		$(437,165)		$(398,602)		$(377,245)		$(377,245)		$(323,290)		$(284,888)

Last twelve months (pro forma): (2)
SEGMENT INCOME:
Wealth Management	$42,997		$45,256		$44,563		$44,703		$46,296		$46,296		$47,243		$49,725
Tax Preparation	56,984		60,412		70,318		68,478		66,897		66,897		72,457		79,176
	99,981		105,668		114,881		113,181		113,193		113,193		119,700		128,901
Unallocated corporate operating expenses	(17,750)		(18,073)		(17,871)		(18,345)		(18,999)		(18,999)		(21,073)		(23,076)

ADJUSTED EBITDA	$82,231		$87,595		$97,010		$94,836		$94,194		$94,194		$98,627		$105,825

LEVERAGE RATIO	6.3	x	5.2	x	4.5	x	4.2	x	4.0	x	4.0	x	3.3	x	2.7	x

(1)
Amount represents consideration funded to escrow that was contingent upon HD Vest's 2015 earnings performance. The contingent consideration was not achieved; therefore, the amount was returned to the Company from escrow in 1Q16.

(2)
The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

Blucora Reconciliation of Operating Free Cash Flow from Continuing Operations (1)

	2015		2016						2017
(in thousands, rounding differences may exist)	FY 12/31		1Q		2Q	3Q	4Q	FY 12/31	1Q	2Q
Net cash provided by operating activities from continuing operations	$24,308	(2)	$68,721	(2)	$22,165	$(2,349)	$(2,567)	$85,970	$52,900	$28,236
Purchases of property and equipment	(1,512)		(677)		(851)	(1,120)	(1,164)	(3,812)	(1,165)	(746)
Operating free cash flow from continuing operations	$22,796		$68,044		$21,314	$(3,469)	$(3,731)	$82,158	$51,735	$27,490

(1)
We define operating free cash flow from continuing operations as net cash provided by operating activities from continuing operations less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

(2)
FY 2015 includes $20.0 million of consideration funded to escrow that was contingent upon HD Vest's 2015 earnings performance. The contingent consideration was not achieved; therefore, the amount was returned to the Company from escrow in 1Q16.

Blucora Operating Metrics - Wealth Management

	2015	2016					2017
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
	pro forma	as reported	as reported	as reported	as reported	as reported	as reported	as reported
Segment revenue	$319,739	$77,291	$76,117	$80,088	$83,050	$316,546	$82,667	$85,296
Segment net revenue (1)	$99,749	$25,022	$25,094	$25,167	$27,267	$102,550	$26,793	$28,394
Segment income (2)	$42,997	$10,906	$9,924	$11,628	$13,838	$46,296	$11,853	$12,406
Segment income % of revenue	13%	14%	13%	15%	17%	15%	14%	15%
Segment income % of net revenue	43%	44%	40%	46%	51%	45%	44%	44%

(in thousands except %s, rounding differences may exist)			2015	2016					2017
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
			pro forma	as reported	as reported	as reported	as reported	as reported	as reported	as reported
Advisor-driven	Commission	- Transactions - Asset levels	$156,943	$36,856	$35,252	$38,962	$39,055	$150,125	$39,595	$38,154
	Advisory	- Advisory asset levels	129,433	31,532	31,522	32,705	33,658	129,417	33,576	35,914
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	18,871	5,818	5,395	5,476	5,964	22,653	5,966	6,784
	Transaction and fee	- Account activity - Number of clients - Number of advisors - Number of accounts	14,492	3,085	3,948	2,945	4,373	14,351	3,530	4,444
	Total revenue		$319,739	$77,291	$76,117	$80,088	$83,050	$316,546	$82,667	$85,296
	Total recurring revenue (3)		$247,993	$60,069	$61,160	$62,543	$65,538	$249,310	$63,907	$68,971
	Recurring revenue rate (3)		77.6%	77.7%	80.3%	78.1%	78.9%	78.8%	77.3%	80.9%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	2015	2016					2017
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q
	pro forma	as reported	as reported	as reported	as reported	as reported	as reported	as reported
Total Assets Under Administration (“AUA”)	$36,573,766	$36,505,384	$37,233,522	$38,482,620	$38,663,595	$38,663,595	$40,424,515	$41,427,028
Advisory Assets Under Management (“AUM”)	$9,692,244	$9,592,025	$9,814,232	$10,204,448	$10,397,071	$10,397,071	$11,090,767	$11,551,288
% of total AUA	26.5%	26.3%	26.4%	26.5%	26.9%	26.9%	27.4%	27.9%
Number of advisors (in ones)	4,600	4,584	4,561	4,568	4,472	4,472	4,427	4,426

(1)	Amount represents segment revenue less advisor commission payout.

(2)	Excludes expenses associated with non-recurring projects.

(3)	Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.

Blucora Operating Metrics - Tax Preparation

(in thousands except %s, rounding differences may exist)	U.S. tax seasons ended			Six months ended June 30,
Consumers	April 18, 2017	April 19, 2016	% change	2017	2016	% change
Online e-files	3,958	4,613	(14)%	4,034	4,690	(14)%
Desktop e-files	184	234	(21)%	187	238	(21)%
Sub-total e-files	4,142	4,847	(15)%	4,221	4,928	(14)%
Free File Alliance e-files (1)	164	158	4%	171	163	5%
Total e-files	4,306	5,005	(14)%	4,392	5,091	(14)%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	U.S. tax seasons ended			Six months ended June 30,
Preparers	April 18, 2017	April 19, 2016	% change	2017	2016	% change
E-files	1,717	1,630	5%	1,786	1,690	6%
Units sold (in ones)	20,964	20,114	4%	20,694	20,142	3%
E-files per unit sold (in ones)	81.9	81.0	1%	86.3	83.9	3%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.